Securitization Program Update January 2007 www.FieldstoneInvestment.com Exhibit 99.1

FORWARD-LOOKING STATEMENTS
This presentation may contain “forward-looking statements” within the meaning of the federal securities laws including, but not limited to (i) statements regarding the expected building of Fieldstone’s portfolio and origination business in 2007; (ii) the expected achievement of targeted leveraged returns on new loans; (iii) expectations regarding its funding levels, cost to originate, and initiatives on origination growth and cost management; (iv) initiatives designed to mitigate portfolio delinquencies and losses and the results of those initiatives, (v) expectations regarding its competitive position, (vi) opinions with respect to maintenance of its liquidity position, and (vii) statements regarding market condition and opportunity. These statements are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond
Fieldstone’s ability to control or predict, including but not limited to (i) Fieldstone’s ability to successfully implement or change aspects of its portfolio strategy; (ii) interest rate volatility and the level of interest rates generally; (iii) the sustainability of loan origination volumes and levels of origination costs; (iv) continued availability of credit facilities for the liquidity Fieldstone needs to support its origination of mortgage loans; (v) the ability to sell or securitize mortgage loans on favorable economic terms; (vi) deterioration in the credit quality of Fieldstone’s loan portfolio; (vii) the nature and amount of competition; (viii) the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (ix) other risks and uncertainties outlined in Fieldstone Investment Corporation’s periodic reports filed with the Securities and Exchange Commission. The information contained in the presentation materials is summary information that is intended to be considered in the context of Fieldstone’s SEC filings and other public announcements that Fieldstone may make, by press release or otherwise, from time to time. These statements are made as of the date of this presentation, or as otherwise indicated, and Fieldstone undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
BASIS OF PRESENTATION
Financial information in this presentation presents the results of Fieldstone’s previous conforming origination business as a discontinued operation, following the sale in the first quarter of 2006 of the assets related to that business.  Fieldstone’s continuing operations include its Investment Portfolio, Wholesale, Retail, and Corporate segments.  With the exception of net income, the results of operations discussed in this presentation do not include the results of the discontinued operations, unless otherwise indicated.
Disclaimer

Table of Contents
Page
I. Fieldstone Summary 4
II. Portfolio Summary 14
III. Origination Summary 19
IV. Underwriting Summary 22
Supplemental Data :
Collateral Performance and Trends 29
Collateral Risk-Adjusted Coupons 33
Management 34

Strategic Summary
Fieldstone’s Business Proposition
– Vertically integrated origination of and investment in residential mortgages
– Complete dis-intermediation of the sector: pre-tax earnings direct to shareholders
– Strong focus on loan quality, portfolio management and liquidity
Strategic Imperatives for Fieldstone in 2007
– Lower cost to originate: in the origination branches and in the home office
– Increased origination volume of non-prime, alt-A and full value loans
– Improved delinquency and loss management of loans held for investment
Current Market Conditions
– Intense competition for loans in a contracting mortgage market
– Low sale margins will continue, and only low-cost originators can profit on sale of loans
– Slower Home Price Appreciation will:
– increase delinquencies of borrowers that needed appreciation to afford their homes
– increase opportunities for purchasers to afford to buy homes
– Consolidation of mortgage origination capacity by largest financial service institutions
Market Opportunity
– Strong economy, job growth and aging and growing population remain positive for home prices
– Attractive, risk-adjusted returns continue to be available on leveraged investments in non-prime loans
– Non-prime and alt-A market share will increase due to continued growth of consumer debt
– Difficult market conditions will eliminate competition from poorly capitalized participants
– The most sophisticated participants in the residential market are buying origination capacity

Fieldstone Summary Information
Publicly traded on NASDAQ: FICC
Fieldstone’s businesses include:
Originating residential mortgage loans, in its Taxable REIT Subsidiary (TRS)
Investing in a mortgage portfolio in the REIT for net interest income over time
Issuing mortgage-backed securities to finance loans in the portfolio
Selling non-portfolio loans from the TRS for current period gains
REIT Portfolio:
Total at 3Q ‘06: $5.9 Billion
Primarily 2/28 ARM first liens
Match fund with:
MBS securities for life of loan
Swaps during fixed rate period
Origination business:
Began operations in 1995
Licensed in 50 states
Wholesale and Retail, non-prime and alt-A products
1,100 employees, including 375 AEs/Los at 3Q ‘06
Headquartered in Columbia, Maryland

Current Market Conditions
Mortgage originators under significant pressure
Intense competition for loans in a contracting mortgage market
Increased levels of early payment defaults and repurchase requests
Continued imperative to lower costs requires significant investments in systems
Volatile interest markets make hedging more difficult
Seasonal slowing is compounded by firms “for-sale” driving volume with low rates
Increased delinquencies for recent non-conforming credit borrowers generally
Slower home price appreciation reduces the ability of borrowers to refinance
Lack of equity appreciation in recent vintage loans means more will roll to REO
Speculative buying in 2003 to 2006 will result in higher delinquencies and losses
Delinquencies and losses on 2005 and 2006 loans higher than for 2002 thru 2004 loans, up to historic levels experienced on loans originated prior to 2002
Home Price Appreciation is expected to continue to be slow nationally
Risk highest for investor loans and for largest loans with least demand
Incentives for speculative buying have been wrung out of the market
Markets that never over-heated should continue steady price increases
Median and lower priced primary residences will hold value for the homeowner

Market Opportunity
Origination growth positive over the long term
Rising consumer debt will drive demand for non-prime and Alt-A products
Aging and growing population will support home price appreciation
Challenging market will eliminate poorly capitalized originators
Sophisticated buyers continue to purchase origination capacity in residential markets
Positive total return opportunity in REIT investment portfolio
Life-of-Pool risk-adjusted returns on new loans still attractive
Forward rates, losses, prepayments and expenses modeled
Increased risk premiums for the sector will lower sale margins but  improve risk-
adjusted portfolio returns
Forward yield curve anticipates lower interest rates in the future
Positive longer term for housing, mortgage industry and borrower credit
Little impact on existing net interest spreads on loans held for investment due to swaps
Non-cash charge to income to reduce the carrying value of the swaps as rates fall

8 Fieldstone’s Strategic Initiatives for 2007 Reduce Cost to Originate Improve Servicing of Loan Portfolio Increase Market Share and Fundings

Fieldstone’s Strategic Initiatives for 2007
Reduce Cost to Originate
Reduce number of operations centers
Lower premiums paid for wholesale loans
Achieve efficiencies from use of new Loan Origination System
Train customers on self-serve use of on-line technology
Commission plan focused on net revenue, after expenses

Fieldstone’s Strategic Initiatives for 2007
Improve Servicing of Loan Portfolio
Accelerated manual intervention on delinquent loans
Set-up loans initially with the permanent servicer
Engaged delinquency and loss mitigation over-seer for 2006 loans
Retain only selected products for portfolio:
Already have eliminated weaker products
Historically have excluded investor properties and high dollar value properties

Fieldstone’s Strategic Initiatives for 2007
Increase Market Share and Fundings
Simplified, discounted rate sheet on-line
Focus customers on self-serve use of on-line technology
Add sales force in strategic markets
Add higher credit products with appropriate revenue opportunities
Innovate on non-conforming cash flow features, not credit
Real-time automation delivered on hand-held devices

Fieldstone Remains Focused on Loan Quality
Appraisal Reviews
AVM or review appraisal on all loans
Lower tolerances for AVM values in current real estate market
Focus on recent sale and listing information for current valuations
Borrower Credit
FICO-driven underwriting guidelines
Focus on debt ratio, disposable income and well-established credit history
Eliminate lowest FICO, high CLTV programs
Fraud Avoidance
“Hawk Alert” and SSN validations on all loans
Validate full doc. income using IRS form 4506T
Validate reasonableness of stated income
Proof of identification required at closing
Chain of Title review on all purchase transactions
Borrower benefit documented in writing on non-prime refinances
Terminate business with brokers with poorly performing loans

Capital Structure and Liquidity
Fieldstone maintains:
Adequate capital and liquidity
$2.25 billion of lines of credit
An increase of $500 million over September 30th
Long-term, multifaceted relationships with our lenders
In compliance with all covenants at September 30th
Obtained amendments in December to insure compliance with covenants at year-end 2006

Fieldstone’s Investment Portfolio: Strategic Proposition
Originate high quality non-conforming loans for REIT portfolio
2/28 hybrid ARMs primarily
648 average credit score as of September 30, 2006
Focus on median and lower priced, owner occupied homes
Interest Only hybrid ARM
’
s begin amortizing after five years
Finance portfolio with long-term securitization debt
On-balance sheet financing
No
“
gain on sale
”
non-cash gains on securitization
Committed financing with strong asset-liability management
Retain Fieldstone loans to assure quality
Lock in spreads and return gains to shareholders
Protection of current spreads with interest rate swaps
Pre-tax REIT taxable income distributed as dividends to shareholders

FIELDSTONE

INVESTMENT CORPORATION

% of Portfolio

Credit Score Distribution
Fieldstone Portfolio as of September 30, 2006
Investment Portfolio Balance ($ millions)
Collateral Characteristics
$4,752
$5,526
$5,487
$5,688
$5,855
$4,129
$5,106
$4,836
$5,273
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06
4%
15%
30%
34%
17%
0%
5%
10%
15%
20%
25%
30%
35%
40%
500-549 550-599 600-649 650-699 >700
Average Credit Score 648
First Lien Hybrid ARMs 89.1%
- Average Current Coupon 7.9%
- Average Gross Margin 5.2%
Fixed Rate Second Liens 4.2%
Prepayment Fee Coverage 85.0%
Full Income Documentation 43.5%
Interest Only Loans 53.3%
Purchase Transactions 61.8%
Primary Residences 96.6%
Weighted Average LTV 82.4%
- LTV>90% 6.3%
- Weighted Average CLTV 93.3%
State Concentration-California 39.0%
Average Loan Size                               $175,109
-Average Property Value                 $257,679
-Average Property Value-CA          $441,067
_

FMIC 2003-1
Size: $488,923,000
Priced: 10/3/03
AAA: LIBOR + 35bps
BBB: LIBOR + 325bps
FMIC 2004-1
Size: $663,157,000
Priced: 2/6/04
AAA: LIBOR + 31bps
BBB: LIBOR + 180bps
FMIC 2004-2
Size: $857,120,000
Priced: 4/16/04
AAA: LIBOR +25bps
BBB: LIBOR +215bps
FMIC 2004-3
Size: $986,500,000
Priced: 6/23/04
AAA: LIBOR + 30bps
BBB: LIBOR + 215bps
FMIC 2004-4
Size: $874,308,000
Priced: 9/27/04
AAA: LIBOR + 33bps
BBB: LIBOR + 170bps
FMIC 2004-5
Size: $892,350,000
Priced: 11/10/04
AAA: LIBOR + 34bps
BBB: LIBOR + 185bps
All of the figures are at deal inception.
REIT Portfolio Strategy
FMIC 2003-1 Caps at Forward LIBOR
FMIC 2004-1 Swap at 1.94%
FMIC 2004-2 Swap at 2.08%
FMIC 2004-3 Swap at 3.29%
FMIC 2004-4 Utilized Cap Corridor
FMIC 2004-5 Swap at 2.89%
FMIC 2005-1 Swap at 3.53%
FMIC 2005-2 Swap at 3.95%
FMIC 2005-3 Swap at 4.36%
FMIC 2006-1 Swap at 4.79%
FMIC 2006-2 Swap at 5.19%
FMIC 2006-3 Swap at 5.19%
Consistent Net Interest Income Consistent Issuance of MBS Debt
Focused Strategy to Create Stable and High Yielding Cash Flows
FMIC 2005-1
Size: $743,625,000
Priced: 2/14/05
AAA: LIBOR + 23bps
BBB: LIBOR + 135bps
FMIC 2005-2
Size: $958,447,000
Priced: 7/15/05
AAA: LIBOR + 25bps
BBB: LIBOR + 135bps
FMIC 2005-3
Size: $1,156,009,000
Priced: 10/28/05
AAA: LIBOR +24bps
BBB: LIBOR + 200bps
FMIC 2006-1
Size: $926,936,000
Priced: 3/14/06
AAA: LIBOR +17bps
BBB: LIBOR + 230bps
FMIC 2006-2
Size: $779,200,000
Priced: 6/29/06
AAA: LIBOR +15bps
BBB: LIBOR +190 bps
FMIC 2006-3
Size $832,855,000
Priced 10/20/06
AAA: LIBOR +14bps
BBB: LIBOR +210 bps

FMIC Program Distinguishing Characteristics
Strong servicer – JPMorgan Chase Bank, N.A. maintains the highest servicer ratings from the rating agencies
Strong Master Servicer / Servicing Oversight – Wells Fargo Bank, N.A.
Reduced Basis Risk
Primarily hybrid ARM collateral with limited fixed rate and 2 nd
liens
Interest rate swaps or other hedge instruments pledged to the trust during hybrid period
Fieldstone aligns its interests with those of ABS investors
Retains BBB-rated notes
Retains full residual / “equity” in pool
Funds OC up-front even though not selling NIM
Treats securitization as a financing on balance sheet

FIELDSTONE
INVESTMENT CORPORATION

Coupon %
1/1/03
2/1/03
3/1/03
4/1/03
5/1/03
6/1/03
7/1/03
8/1/03
9/1/03
10/1/03
11/1/03
12/1/03
1/1/04
2/1/04
3/1/04
4/1/04
5/1/04
6/1/04
7/1/04
8/1/04
9/1/04
10/1/04
11/1/04
12/1/04
1/1/05
2/1/05
3/1/05
4/1/05
5/1/05
6/1/05
7/1/05
8/1/05
9/1/05
10/1/05
11/1/05
12/1/05
1/1/06
2/1/06
3/1/06
4/1/06
5/1/06
6/1/06
7/1/06
8/1/06
9/1/06
10/1/06
11/1/06
12/1/06

Non-Conforming Hybrid ARM Mortgage -
Initial Gross Interest Margin (prior to ARM re-set)
Source: Bloomberg
• Initial Coupon on 2 year hybrid ARM mortgages will re-set after 24 months.
• Interest rate will reset at a margin of  5% to 6% over 6 month LIBOR.
• Periodic cap of 3% on the initial rate reset, 1% each reset every six months and 6% life cap. Total increase capped at 6%.
2 Year Hybrid Gross Int. Margin
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
2/28 Hybrids HFI 2/28 Hybrids HFS 2YR SWAP HFI v. Swap

Fieldstone’s Origination Strategy
Established loan origination channels since 1995
:
Focus on loan quality, customer service and operating efficiency
Opportunistic product development
Net-Revenue based commissions
Quality-based management incentives
Mortgage loan operations driven by technology
:
On-Line loan pre-qualifications and submissions
Electronic document delivery, funding and imaging
Implementing new origination system to increase loans per person, lower origination cost
Deliver products and pricing using hand-held technology real-time direct to PDAs
Stable business-to-business sourcing
:
Wholesale originations from professional brokers
Retail originations from small financial service companies
Compete on service and product design, not rate or credit
Cultivate a learning organization to enhance:
Products
Customer service
Operating efficiencies

National Origination Franchise
Corp. HQ
Retail Office
Everett
Boston
Corporate
Headquarters,
Columbia,
Maryland
Ft. Lauderdale
Sacramento
Seattle
Portland
Concord
Carson
Irvine
Encinitas
Denver
Las Vegas
Phoenix
Houston
Bloomington
Omaha
Frisco
Boca Raton
Chicago
Indianapolis
Hanover
Tampa
Overland Park
Memphis
•
41 offices in 21 states
Wichita
Albuquerque
Wholesale Office
Arlington
Plano
Atlanta
Tempe
Springfield
Independence
Des Moines
Cedar Rapids
Davenport

$1,261
$1,207
$165
$151
$196
$188
$1,643
$1,264
$861
$236
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006
Non-Conforming Wholesale Division Retail Division
Quarterly Loan Originations

Underwriting Summary
Fieldstone’s Investigative Underwriting Process is designed to deter fraud and limit default frequency and loss severity.
Full credit underwriting completed on all loans prior to funding
Default Frequency control
Full doc loans require execution of 4506 T
Stated loans
» require authentication of self-employment documents (licenses, CPA letters)
» credit history and assets appropriate for income stated
Purchase loans require 24 month chain of title to detect flip transactions
Refinance transactions require written borrower benefit analysis to deter predatory lending
Loans processed through Fieldscore (Fieldstone’s automated pre-qualification engine)
to insure borrower is placed in an appropriate product and to reduce errors
All credit reports are generated by Fieldstone.  Credit reports are tri-merged credit reports containing Safescan or HAWK fraud alert, OFAC, previous employment and residence information.

Underwriting Summary - continued
Loss Severity control:  Fieldstone’s Appraisal Policy
Appraisal checklist completed by underwriters
Appraisal validated through AVM or other review products unless completed by approved National Appraisal firm or new construction by approved national builder
All desk reviews are enhanced desk reviews, with new comparable sales evaluated
Field reviews required when transaction involves –
» non-arm’s length transactions (related-party seller)
» rural properties
Second appraisal required when loan amounts exceed $1,000,000
Appraisers checked against internal and external watch list

Controls
Underwriting completed in regional offices
Provides strong knowledge of local statutes
Better knowledge of local real estate values
Credit approval authorities are assigned to each underwriter by the Chief Credit
Officer
Underwriter performance tracked monthly via Underwriters’ Report Card
Post closing QC completed by internal staff and third party due diligence re-
verifies process
Responses including corrective actions are due monthly
Monthly audit findings reported to senior management
6 month trending reporting to executive management
Loan Origination System contains edits for internal and regulatory compliance
Fieldstone does not fund Section 32 , high cost or covered loans in any jurisdictions
All loans processed through Clayton’s compliance software
Edits created by IS, checked by internal compliance and 3
rd
party, and imbedded in
LOS
Exceptions rarely made for LTV/CLTV or Credit Score
Common exceptions include bankruptcy/foreclosure seasoning, cash out amount and seasoning and loan amount

Income Documentation Requirements
Fieldstone Offers Five Documentation Levels.  Verbal Verification of
Employment Is Always Obtained by FMC Within Five Days of Closing
Full Documentation
Current pay stubs and most recent year’s W-2s for wage earners; two-years tax returns (business and personal) for self-employed borrowers
Hourly and self-employment income is averaged, declining income is not allowed
All borrowers receiving fixed income must verify all income used for qualifying
24-Months’ Bank Statements (all employment types allowed)
24-months’ personal bank statements, allow for 100% of average deposits toward qualifying.  If using business bank statements, 75% of average deposits is used for qualifying
12-Months’ Bank Statements (self-employed borrowers only)
Same credit for deposits as 24-months program

Income Documentation Requirements - continued
Limited Documentation
Wage Earners: Most recent YTD pay stub required; average YTD income used to qualify; must verify two years in the same profession
1099 Employees: Most recent year’s 1099 and YTD statement of earnings required.  75% of average income used to qualify
Self-Employed: Six months of personal bank statements using 100% average deposits to qualify or six months of business bank statements using 75% of average deposits.  Borrowers must provide evidence they owned and operated the business at least two years
Stated Documentation
Wage Earners: Income is stated on the 1003 and file must include a written
Verification of Employment from current employer that does not provide income information, but does show dates of employment, position, if employment is likely to continue and average hours worked per week.  Borrower must document two years in the same profession.  Income must be reasonable for borrower’s profession
Self-Employed: Income is stated on the 1003 and file must include evidence that borrower has owned and operated the business for at least two years

Selected Recent Guideline Changes
• Eliminated seller held second liens
• Revised requirements for review appraisals: 8% tolerance (from 12%)
• Increased minimum FICO requirements for Wall Street 100% combo loans to
620 for Full Doc and 660 for Stated Income
• Eliminated seller concessions below 600 FICO for High Street
• Added reserve requirements for First Time Home Buyers
• Reduced max LTV for stated wage earners to 95%
• Eliminated second liens for stated wage earners
• Increased minimum FICO requirement for 12 month bank statements to 640
• Now requiring 3 trade lines for all programs
• Eliminated numerous low FICO high LTV / CLTV products

www.FieldstoneInvestment.com Supplemental Data January 2007

FMIC Static Pool Prepayment Analysis
Constant prepay rates generally track the market, with spikes around the reset dates as the average life of Fieldstone’s loans is 22 months.
FMIC Static Pool Prepayment Analysis
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37
Deal Seasoning (months)
2003 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2003 Vintage
2004 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2004 Vintage
2005 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2005 Vintage
2006 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2006 Vintage
Source: Industry Averages from Loan Performance/CS as of 12/25/06

Source: Industry Averages from Loan Performance/CS as of 12/25/06
Loan Performance - Delinquencies
As delinquencies and losses have increased on recent originations as well as due to the overall aging of the portfolio, Fieldstone will focus on loss mitigation initiatives to improve loan performance.
FMIC Static Pool Delinquency Analysis
60+ Days Delinquent (OTS Method)
0%
5%
10%
15%
20%
25%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37
Deal Seasoning (months)
2003 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2003 Vintage
2004 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2004 Vintage
2005 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2005 Vintage
2006 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2006 Vintage

FMIC Static Pool Cumulative Loss Analysis
FMIC Static Pool Cumulative Loss Analysis
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37
Deal Seasoning (months)
2003 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2003 Vintage
2004 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2004 Vintage
2005 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2005 Vintage
2006 Non-Prime ARM Data from LP/CS Weighted Average of FMIC 2006 Vintage
Source: Industry Averages from Loan Performance/CS as of 12/25/06

Credit Risk Management
Credit Score by Income Documentation Level
Q3 2006 Non-Conforming Originations
622
645
675 674
679
648

Full or Alternative
Documentation
24 Month Bank
Statements
12 Month Bank
Statements
Limited
Documentation
Stated Income
Self Employed
Stated Income
Wage Earner
Weighted Average Credit Score: 652

Credit Risk Management-Risk-Based Pricing
8.3%
7.9%
7.8%
7.7%
9.4%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
500-549 550-599 600-649 650-699 >700
Weighted Average Coupon: 7.9%
Credit Score
_
Portfolio Composition - Risk-Based Pricing
(as of September 30, 2006)

Management Experience
Michael Sonnenfeld, President and Chief Executive Officer since 1995
18+ years of experience in mortgage banking and mortgage securities
Former Director of the Subprime Residential Mortgage Conduit for Nomura Securities International, Inc.
Former President for Saxon Mortgage Funding Corp. and Saxon Mortgage Capital Corp.
Nayan Kisnadwala, EVP and Chief Financial Officer since 2006
20+ years of experience in consumer and mortgage finance
Former MBNA Senior Executive Vice President and CFO of the Consumer Finance and Business Lending
Division, which included the mortgage business
Former CFO at American Express in its Global Operations
Former positions in Risk Management and Finance at Citicorp, Card Establishment Services and First Data
Walter Buczynski, EVP Secondary since 2000
20+ years of experience in mortgage banking
Former SVP at GE Capital Mortgage Services, Inc. directing the capital market activities
Former EVP of Secondary for Margaretten & Co., now known as Chase Manhattan Mortgage Corp.
John Kendall, EVP Investment Portfolio since 2004
15+ years of experience in mortgage capital markets
Former Director Public Fixed Income, MBS/ABS Portfolio; Northwestern Mutual Life Insurance Co.
Former First Vice President, Asset Finance Group; Kidder Peabody & Co. / Paine Webber, Inc.
Former Vice President, Capital Markets Group; Greenwich Capital Markets
Gary Uchino, SVP and Chief Credit Officer since 1995
20+ years of experience in subprime lending
Former Vice President of Credit Administration for Security Pacific Corp.
Former Director for Associates Financial Services Co. of Japan, KK
Jim Hagan, EVP Production of FMC since 1996
20+ years of experience in mortgage banking
Former RVP of the Subprime Division for American Residential Mortgage Corp.
Former Senior Vice President for Long Beach Mortgage Corp.

Securitization Program Update January 2007 www.FieldstoneInvestment.com